                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement ("Agreement") is made and entered into as of November 4, 1998, between Ironwood Telecom LLC, a Colorado limited liability company ("Lender"), and Incomnet, Inc., a California corporation (the "Company").

                                 R E C I T A L S

      A. Lender is providing a bridge loan with proceeds of up to $3 million to the Company (the "Bridge Loan") and committing to fund a term loan with proceeds of up to $20 million (the "Term Loan").

      B. Pursuant to the Bridge Loan, the Company has agreed to issue to Lender warrants to purchase 500,000 shares of the Company's common stock ("Common Stock").

      C. Pursuant to the Term Loan, the Company plans to issue to Lender additional warrants to purchase 3,000,000 shares of the Company's Common Stock, subject to adjustment.

      D. Lender is requiring and the Company is willing to grant Lender registration rights with respect to the Company's common stock ("Common Stock") underlying the warrants issued under the Bridge Loan and Term Loan ("Warrants").

      NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties agree as follows:

1.    Registration Rights.

      Lender shall have the registration rights set forth below in respect of the shares of Common Stock underlying the Warrants issued to Lender under the Bridge Loan and Term Loan (the "Registrable Securities"). These registration rights are granted to Lender and may not be transferred to any other person without the prior written consent of the Company.

1.1   Shelf Registration.

            Upon the written request of Lender at any time and provided that the Company is eligible to use Form S-3 (or a comparable form permitting substantial incorporation by reference), the Company shall file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "Shelf Registration") for all of the then Registrable Securities.

            The Company hereby agrees to file such Shelf Registration as promptly as practicable following the request therefor and thereafter to use its best efforts to cause such Shelf Registration to become effective and thereafter to keep it continuously effective for three years from the effective date of such Shelf Registration Statement, or such shorter period as shall terminate on the date on which all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or otherwise. The Company shall only be obligated to file one Shelf Registration. The Company shall have no further obligation to register such Registrable Securities once the Company has registered the Registrable Securities on a Shelf Registration.

            The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for shelf registration or any underwriter of the Registrable Securities.

            If the Company determines in its good faith judgment that the filing of a Shelf Registration under this Section 1.1 hereof or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of Lender to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration shall be suspended until the date upon which the Company notifies Lender in writing that suspension of such rights for the grounds set forth in this Section 1.1 is no longer necessary, and the Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary; provided, however, that the Company shall not be permitted to suspend a Shelf Registration under this Section 1.1 for more than 90 days in any calendar year in which the Shelf Registration is effective.

            If Lender so elects, the offering of Registrable Securities pursuant to a Shelf Registration shall be in the form of an registration in which the Registrable Securities are sold to an underwriter (an "Underwritten Offering"). If the managing underwriter or underwriters of such offering advise the Company and Lender in writing that in their opinion the number of shares of Registrable Securities requested to be included in such offering is too large and would adversely affect the success of such offering, the Company will include in such offering the aggregate number of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect and the amount to be offered shall be reduced to the amount recommended by such managing underwriter or underwriters. Unless Lender


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

consents in writing, no other party, including the Company, shall be permitted to offer securities in any such offering.

      1.2 Incidental Registration.

            If at any time prior to the expiration of the term of the Warrants, the Company proposes to file a registration statement under the Securities Act (other than in connection with the Shelf Registration, or a Registration Statement on Form S-4 or S-8, or any form substituting therefor) with respect to an offering of any class of security by the Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to Lender as soon as practicable (but in no event less than thirty days before the anticipated filing date), and such notice shall offer to Lender the opportunity to register such number of Registrable Securities as Lender may request. Lender shall so advise the Company in writing within 20 days after the date of receipt of such notice from the Company (which request shall set forth the number of Registrable Securities for which registration is requested). The Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein, and, if such registration is an Underwritten Registration, the Company shall use its best efforts to cause the managing underwriter or underwriters to permit the Registrable Securities requested to be included in the Registration Statement for such offering to be included (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate); provided, however, that if the managing underwriter or underwriters of such offering deliver a written opinion to the Lender that the total number of securities that are proposed to be included in such offering is such that the success of the offering would be materially and adversely affected by inclusion of the securities requested to be included, then the amount of securities to be offered for the accounts of the Company, the Lender and other holders registering securities pursuant to registration rights shall be allocated as follows:

            (i) if such registration has been initiated by the Company as a primary offering, first to the securities sought to be included by the Company, second to the Registrable Securities sought to be included by Lender and third to the securities sought to be included by other holders of registration rights; and

            (ii) if such registration has been initiated by a holder of registration rights (other than Lender), first to the securities sought to be included by such holder, second to the securities sought to be included by the Company, and third to the Registrable Securities sought to be included by Lender and to all other securities sought to be included by other holders of registration rights, pro rata, on the basis of the number of securities owned by each such holder.


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

2.    Hold-Back Agreements.

      2.1 Restrictions on Public Sale by Holder of Registrable Securities.

            Lender agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to the filing of a Registration Statement with respect to such Underwritten Offering, and during the 90-day period beginning on the closing date of each Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

      2.2 Restrictions on Sale of Securities by the Company.

            The Company agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a registration statement on Form S-4 or S-8, or any substitute form that may be adopted by the SEC) during the ten days prior to the filing of a registration statement with respect to such Underwritten Offering, and during the 90-day period beginning on the effective date of any Registration Statement (except as part of such registration statement (x) where Lender consents or (y) where Lender is participating in such registration statement pursuant to Section 1.2 hereof and such registration statement was filed by the Company).

3.    Registration Procedures.

      In connection with the Company's registration obligations pursuant to
Section 1 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible take the actions described below.

      3.1 Preparation of Registration Statement.

            The Company shall prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which forms shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of the Company, and use its best efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration


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

Statement, the Company will furnish one counsel selected by Lender, and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and underwriters, and the Company will not file any Registration Statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which such counsel or the underwriters, if any, shall reasonably object.

      3.2 Preparation of Amendments.

            The Company shall prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold. The Company shall cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Lender set forth in such Registration Statement or supplement to the prospectus the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Lender not being able to sell such Registrable Securities during that period unless such action is required under applicable law; provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including, without limitation, a merger or the acquisition or sale of assets, so long as the Company promptly thereafter complies with the requirements of
Section 3 hereof, if applicable.

      3.3 Notification of Filings.

            The Company shall notify the Lender and the managing underwriters, if any, promptly, and confirm such advice in writing, (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by Section 3.14 below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading.

      3.4 Prevent Suspension.

            The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

      3.5 Underwriters' Request.

            If reasonably requested by the managing underwriter or underwriters or a Lender, the Company shall promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Lender agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

      3.6 Provide Documents.

            The Company shall promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the prospectus (after initial filing of the Registration Statement), make available representatives of the Company for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

      3.7 Copies of Registration Statement.

            The Company shall furnish to Lender and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

      3.8 Prospectus Copies.

            The Company shall deliver to Lender and the underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any


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

amendment or supplement thereto as such persons may reasonably request. The Company consents to the use of the prospectus or any amendment or supplement thereto by Lender and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.

      3.9 Blue Sky Compliance.

            Prior to any public offering of Registrable Securities, the Company shall register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement.

      3.10 Certificates.

            The Company shall cooperate with Lender and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

      3.11 Other Approvals.

            The Company shall cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

      3.12 Supplement.

            Upon the occurrence of any event contemplated by Section 3.3(6) above, subject to Section 1.1, the Company prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.


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

      3.13 Listing.

            The Company shall cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

      3.14 Sales Facilitation.

            The Company shall enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Lender, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders and underwriters); (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to Lender and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 5 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by Lender and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

      3.15 Financial Records.

            The Company shall make available for inspection by Lender, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by Lender or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order.

      3.16 Compliance with Rules.

            The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act.

      3.17 NASD Filings.

            The Company shall cooperate with Lender and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

            The Company may require Lender to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

            Lender agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.12 hereof, Lender will forthwith discontinue disposition of Registrable Securities until Lender's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.12 hereof, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company such holder will deliver to the Company, (at the Company's expense), all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

4.    Registration Expenses.

            All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: all registration and filing fees; fees with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Lender may designate); printing expenses, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section
3.14 hereof); fees and disbursements of one counsel for the Lender and all other holders of registration rights; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed; and the fees and expenses of any person, including special experts, retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall not have any obligation to pay any underwriting discounts, commissions or similar fees attributable to the sale of Registrable Securities.

5.    Indemnification: Contribution.

      5.1 Indemnification by the Company.

            The Company agrees to indemnify and hold harmless Lender and its members, managers, and their respective partners, officers, directors, employees and agents, and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Lender expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Lender, if requested.

      5.2 Indemnification by Lender.

            Lender agrees to indemnify and hold harmless the Company and its directors, officers, employees and agents, and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated


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

in the Registration Statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Lender to the Company specifically for inclusion in such Registration Statement or prospectus. In no event shall the liability of Lender hereunder be greater in amount than the dollar amount of the proceeds received by Lender upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or Registration Statement.

      5.3 Conduct of Indemnification Proceedings.

            Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however , that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) based upon written advice of counsel to such person, there shall be one or more defenses available to such person that are not available to the indemnifying party or there shall exist conflicts of interest pursuant to applicable rules of professional conduct between such person and the indemnifying party (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.


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

      5.4 Contribution.

            If for any reason the indemnification provided for in the preceding Sections 5.1 and 5.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 5.1 and 5.2, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, that Lender shall not be required to contribute an amount greater than the dollar amount of the proceeds received by Lender with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of the Company on the one hand and of Lender on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

6.    Participation in Underwritten Registrations

      6.1 Selection of Underwriter.

            If any of the Registrable Securities covered by the Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Lender; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

      6.2 Commitment to Sell; Cooperation.

            Lender shall not participate in any underwritten registration hereunder pursuant to Section 1.2 unless Lender (i) agrees to sell on the basis provided in any underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 6 shall be construed to create any additional rights regarding the registration of Registrable Securities.


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

7.    Successors and Assigns.

      Each covenant and representation of this Agreement shall inure to the benefit and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.    Entire Agreement.

      This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings whether oral or written with respect to the subject matter of this Agreement. This Agreement may be modified only by written agreement signed by all parties.

9.    Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

10.   Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original and such counterpart shall constitute one and the same instrument.

11.   Further Acts of the Parties.

      The parties to this Agreement hereby agree to execute any other documents, to take further actions which are reasonably necessary and appropriate in order to implement the transactions contemplated by this Agreement.

12.   Authorized Signatures.

      Each of the parties to this Agreement hereby represents that the person signing below are authorized to execute this Agreement on behalf of their respective party.

13.   Fees and Costs.

            The Borrower shall pay to the Lender on demand all costs and expenses that the Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including, without limitation reasonable attorneys' and paralegals' fees and disbursements of counsel to the Lender.


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

      IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.

                                    "COMPANY"

                                    INCOMNET, INC.

                                    By:  /s/ Denis Richard
                                         ---------------------------------------
                                         Denis Richard
                                         President and Chief Executive Officer

                                    "LENDER"

                                    IRONWOOD TELECOM LLC

                                    By:  /s/ Donald V. Berlanti
                                         ---------------------------------------
                                         Donald V. Berlanti
                                         Member


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